UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2013

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On February 13, 2013, iPass Inc. issued a press release announcing its fourth quarter 2012 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 - Costs Associated with Exit or Disposal Activities

On February 13, 2013, iPass implemented a plan to re-align its cost structure to focus investments, resources and operating expenses on the company’s Open Mobile initiatives and value creation on such initiatives as smartphones and tablets and growing Wi-Fi network coverage and quality, and away from the legacy products and operating costs.

As a result of the realignment plan, iPass expects to reduce its personnel by approximately 20 employees worldwide and expects to record in the aggregate, approximately $0.9 million of restructuring charges. Included in these charges are approximately $0.7 million related to employee severance arrangements and approximately $0.2 million related to the closure of leased facilities. iPass expects to record all of these charges and expects to complete most of the activities related to the realignment plan by the end of the first quarter of 2013. In addition, of the approximately $0.9 million of restructuring charges, approximately $0.7 million is expected to be paid within the first and second quarters of 2013 and the remaining $0.2 million is expected to be paid over the subsequent six quarters.

Cautionary Statement:

The statements above regarding the expected charges to be incurred with the realignment plan are forward-looking statements. Actual results could differ materially, as final determinations as to the total amount of severance payments and costs related to facilities closures have not yet been made. It is possible that the timing and amounts of the charges to be incurred may vary from the amounts and ranges set forth above.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated February 13, 2013, announcing iPass Inc.’s Fourth Quarter 2012 Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ STEVEN H. GATOFF
	Name:	Steven H. Gatoff
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: February 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 13, 2013, announcing iPass Inc.’s Fourth Quarter 2012 Financial Results.

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